INVENTORY TRANSFER AGREEMENT,
GENERAL RELEASE AND COVENANT NOT TO SUE

This Agreement (this “Agreement”) is made as of the 13th day of September, 2006, by and among GVI Security Solutions, Inc., a Delaware corporation (“GVI”), E&S International Enterprises, Inc., a California corporation (“E&S”), SSC, Inc., a Delaware corporation (“SSC”), and David Happe, an individual (“Happe” and together with E&S and SSC, the “ESI Parties”).

WITNESSETH

WHEREAS, GVI, SSC and E&S are parties to that certain Alliance Agreement, dated as of May 5, 2005 (the “Alliance Agreement”), pursuant to which, among other things, GVI formed an alliance with SSC under which SSC was to be responsible for the retail sale and distribution of consumer security products licensed by the GVI, distributed by or on behalf of GVI, or manufactured on behalf of the GVI;

WHEREAS, pursuant to the Alliance Agreement, GVI entered into Subscription Agreements with each of ESI and Happe (collectively, the “Subscription Agreements”), pursuant to which, among other things, ESI and Happe were entitled to be issued up to an aggregate of 3,000,000 shares of the common stock of GVI (“Common Stock”) upon the occurrence of certain events;

WHEREAS, prior to the date hereof, ESI and Happe have been issued an aggregate of 750,000 shares of Common Stock pursuant to the terms of the Subscription Agreements;

WHEREAS, GVI on the one hand, and the ESI Parties on the other hand, dispute the amounts due to SSC under the Alliance Agreement (including without limitation, disputes pertaining to the responsibility for freight costs pertaining to goods purchased by SSC, and adjustments to the markup on purchases that GVI had been receiving from SSC), and the respective obligations of each of the parties thereunder;

WHEREAS, the parties desire to terminate the Alliance Agreement and resolve any controversy between them upon the terms set forth in this Agreement; and

WHEREAS, capitalized terms used but not defined herein shall have the meanings set forth in the Alliance Agreement.

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises, releases, representations, covenants and obligations hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Inventory Transfer.

(i) GVI hereby agrees to transfer all of its right, title and interest in and to the inventory identified on Schedule 1 hereto (the “Inventory”) to SSC as provided below. GVI shall make the Inventory available to SSC for inspection (the “Inspection”) by a representative of SSC during normal business hours at its warehouse located at 2801 Trade Center Drive, Carrolton Texas (the “GVI Warehouse”) until the close of business on September 13, 2006. Upon its completion of the Inspection, SSC shall promptly, and in no event later than the close of business on September 14, 2006, notify GVI in writing of any material inconsistency between Schedule I hereto and the Inventory located at the GVI Warehouse (any such inconsistency shall consist solely of missing or visibly damaged items, a “Deficiency”), which shall be the sole purpose of the Inspection. In the event that SSC provides GVI with any such written notice of Deficiency, SSC shall have no obligation to cause the Inventory to be shipped at GVI’s expense to the SSC Warehouse (as defined below) until such Deficiency has been cured by GVI. In the event SSC has not caused the Inspection to be conducted by the close of business on September 13, 2006, SSC shall be deemed to have waived its rights of inspection hereunder, and GVI shall thereafter, at GVI’s own expense, be entitled to ship the Inventory to a “Top Gun” warehouse designated by SSC located in the State of California (the “SSC Warehouse”). In the event that SSC conducts the Inspection and does not provide GVI with any notice of Deficiency as set forth in this Section 1(i), SSC shall cause the Inventory to be shipped to the SSC Warehouse at GVI’s expense by a carrier selected by SSC, which shall be reasonably acceptable to GVI, no later than the close of business on September 15, 2006; in the event that SSC fails to cause the Inventory to be removed from the GVI Warehouse by such time, GVI shall thereafter, at GVI’s own expense, be entitled to ship the Inventory to the SSC Warehouse. SSC shall take title to the Inventory (and risk of loss shall pass to SSC) only upon the removal of the Inventory from the GVI Warehouse for delivery to the SSC Warehouse by SSC’s carrier or GVI’s carrier, as applicable.

(ii) SUBJECT TO THE PRECEDING PARAGRAPH, THE ESI PARTIES REPRESENT THAT THEY HAVE HAD THE OPPORTUNITY TO INSPECT AND ARE FULLY FAMILIAR WITH THE INVENTORY AND HEREBY COVENANT AND AGREE THAT THEY ACCEPT THE CONDITION OF THE INVENTORY “AS IS” AND “WHERE IS”. EXCEPT AS SET FORTH IN THIS AGREEMENT, GVI HAS NOT MADE, AND IS NOT WILLING TO MAKE, ANY REPRESENTATIONS OR WARRANTIES AS TO THE PHYSICAL CONDITION OR WORKING ORDER OF THE INVENTORY OR THE INCOME POTENTIALLY TO BE DERIVED FROM THE SALE OF THE INVENTORY. GVI EXPRESSLY DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INVENTORY. NEITHER GVI NOR ANY OF ITS SUBSIDIARIES ARE, NOR WILL ANY OF THEM BE, LIABLE OR BOUND IN ANY MANNER BY EXPRESS OR IMPLIED WARRANTIES, GUARANTEES, STATEMENTS, PROMISES, REPRESENTATIONS OR INFORMATION PERTAINING TO THE INVENTORY, MADE OR FURNISHED BY ANY AGENT, EMPLOYEE OR OTHER PERSON REPRESENTING OR PURPORTING TO REPRESENT GVI, UNLESS SUCH ARE EXPRESSLY AND SPECIFICALLY SET FORTH HEREIN.

2. Termination of Alliance Agreement. Each of the parties hereto hereby agrees that the Alliance Agreement and the respective obligations of the parties thereto thereunder are hereby terminated, and that following the execution of this Agreement, the Alliance Agreement shall be of no further force or effect. Without limiting the generality of the preceding sentence, the parties agree and acknowledge that following the execution of this Agreement neither GVI nor any of its subsidiaries shall have any obligation to accept returns of any Products (including GVI Products) distributed or sold by the ESI Parties under the Alliance Agreement or otherwise. The parties further acknowledge and agree that neither ESI nor Happe shall be entitled to be issued any additional shares of Common Stock under the Subscription Agreements, which shall otherwise remain in effect to the extent provided therein, and that the Warrant to purchase GVI common stock issued to ESI under the Alliance Agreement shall continue to be enforceable in accordance with its terms.

3. Releases and Covenants Not to Sue by the Parties.

(a) Release and Covenant Not to Sue by the ESI Parties. As of the Release Effective Time (defined below), each of the ESI Parties on their behalf and on behalf of any and all entities controlled by them, voluntarily releases and forever discharges GVI and each of its subsidiaries and their respective affiliates, directors, officers, employees, shareholders, agents and representatives, and each of their successors and assigns (the “GVI Releasees”) from, and covenants not to sue or proceed against (or to encourage or induce any other person or entity to sue or proceed against) any of the GVI Releasees on the basis of, any and all claims, contentions, rights, debts, liabilities, demands, accounts, reckonings, obligations, duties, promises, costs, expenses (including, but not limited to, attorneys’ fees), liens, damages, losses, actions, and causes of action, of any kind whatsoever (hereinafter referred to as “Claims”) whether due or owing in the past, asserted or not, present or future and whether based upon contract, tort, statute or any other legal or equitable theory of recovery, and whether known or unknown, suspected or unsuspected, fixed or contingent, matured or unmatured, with respect to, pertaining to, or arising from any matters, acts, omissions, events, conduct or occurrences at any time prior to the date of this Agreement, including, without limiting the generality of the foregoing provisions, any and all causes of action or Claims which were asserted or could have been asserted under or in connection with the Alliance Agreement; but excluding any Claims arising out of or related to any breach of this Agreement. Each of the ESI Parties represents and warrants to each of the GVI Releasees that none of the ESI Parties has transferred or assigned any such Claims to any other person or entity, and each of the ESI Parties covenants and agrees that as of the Release Effective Time none of the ESI Parties shall have transferred or assigned any such Claims to any other person or entity.

(b) Release and Covenant Not to Sue by GVI. As of the Release Effective Time, GVI, on its own behalf and on behalf of any and all entities controlled by GVI, voluntarily releases and forever discharges each of the ESI Parties and their respective subsidiaries, affiliates, directors, officers, employees, shareholders, agents and representatives, and each of their successors and assigns (the “ESI Releasees”) from, and covenants not to sue or proceed against (or to encourage or induce any other person or entity to sue or proceed against) any of the ESI Releasees on the basis of, any and all Claims, whether due or owing in the past, asserted or not, present or future and whether based upon contract, tort, statute or any other legal or equitable theory of recovery, and whether known or unknown, suspected or unsuspected, fixed or contingent, matured or unmatured, with respect to, pertaining to, or arising from any matters, acts, omissions, events, conduct or occurrences at any time prior to the date of this Agreement, including, without limiting the generality of the foregoing provisions, any and all causes of action or Claims which were asserted or could have been asserted in connection with the Alliance Agreement; but excluding any Claims arising out of or related to any breach of this Agreement. GVI represents and warrants to each of the ESI Releasees that GVI has not transferred or assigned any such Claims to any other person or entity, and GVI covenants and agrees that as of the Release Effective Time GVI shall not have transferred or assigned any such Claims to any other person or entity.

(c) Each of the ESI Parties, on the one hand, and GVI, on the other hand, understands and acknowledges that: (a) its respective release and voluntary discharge (“Release”) on the Release Effective Time pursuant to this Section 3 will constitute a knowing and voluntary waiver of any and all applicable Claims; (b) each of the undersigned parties will have waived the applicable Claims pursuant to this Release in exchange for consideration, the sufficiency of which is hereby acknowledged, and that such Release shall be effective as a full and final accord and satisfactory release of each and every matter herein specifically or generally referred to herein; and (c) each of the undersigned parties is hereby advised that it may consult and hereby acknowledges that it has in fact consulted with an attorney of its choosing concerning this Agreement (and the Release contained herein) prior to executing it. With respect to its Release, each undersigned party hereby warrants, represents and agrees that it is fully aware of the provisions of California Civil Code Section 1542, which provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

With regard to its Release, each undersigned party knowingly and voluntarily waives and relinquishes any rights and benefits which it has or may have under California Civil Code Section 1542 to the full extent that it may lawfully waive all such rights and benefits, and any other statutes or common law principle of similar effect, as to any and all applicable Claims (which do not include the obligations set forth in this Agreement), and further agrees that this waiver is a material aspect of the consideration for entering into this Agreement. With regard to its Release, each undersigned party acknowledges that it is aware that it may later discover facts in addition to or different from those which it now knows or believes to be true with respect to the subject matter of its applicable Release, but it is the undersigned party’s intention to settle fully, finally and forever and release any and all matters, disputes and differences, known and unknown, suspected and unsuspected, which now exist, may later exist or may previously have existed, and that in furtherance of this intention, the releases given in its applicable Release shall be and remain in effect as full and complete general releases notwithstanding discovery or existence of any such additional or different facts.

(d) Release Effective Time. The “Release Effective Time” shall be date and time upon which the Inventory is removed from the GVI Warehouse by a carrier for delivery to the SSC Warehouse in accordance with Section 1 of this Agreement.

4. Confidentiality of Agreement. Except as may be required by law (including in any securities filings by GVI), the terms and conditions of this Agreement are and shall be deemed confidential and shall not be disclosed by any of the parties hereto to any other person or entity, except to the accountants and legal advisors of each of the respective parties.

5. Non-disparagement. Each of the parties hereto agrees not to publish or communicate to any person or entity any Disparaging (as defined below) remarks, comments or statements concerning the other parties and/or their present and former respective members, managers, partners, director, shareholders, officers, employees, agents, attorneys, successors and assigns. “Disparaging” remarks, comments or statements are those that impugn the character, honesty, integrity or morality or business acumen or abilities of the individual or entity being disparaged.

6. Miscellaneous.

(a) Entire Agreement; Amendment. This Agreement, together with any schedules and exhibits attached hereto, sets forth the entire agreement among the parties with respect to the subject matter hereof, and supersedes all prior oral and written agreements between the parties and their affiliates with respect to the subject matter hereof. This Agreement sets forth the entire agreement among the parties with respect to the subject matter hereof. No agreement shall be effective to change, modify, waive, release, amend, terminate, discharge or effect an abandonment of this Agreement, in whole or in part, unless such agreement is in writing, refers expressly to this Agreement and is signed by the party against whom enforcement of the change, modification, waiver, release, amendment, termination, discharge or effectuation of the abandonment is sought.

(b) Counterparts. This Agreement may be executed in one or more counterparts, each of which together shall constitute one and the same agreement. This Agreement shall be binding on the parties hereto notwithstanding that the parties are not all signatories to the same counterpart so long as each party shall have executed and delivered a counterpart of this Agreement. The transmission of a signed counterpart of this Agreement by telecopier shall constitute sufficient delivery hereof.

(c) Governing Law. This Agreement is made under and shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws principles thereof.

(d) Successors and Assigns; Assignment. This Agreement and the provisions hereof shall be binding upon, and inure to the benefit of, and be enforceable by, the parties hereto and their respective successors, heirs, beneficiaries, personal representatives, executors, successors and permitted assigns. This Agreement and the rights and obligations hereunder shall not be assigned by any party hereto without the prior written consent of the other parties hereto.

(e) Further Assurances. Each party shall, at any time and from time to time after the date hereof, do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney, receipts, acknowledgments, acceptances and assurances as may be reasonably required to procure for any party, and his, her or its successors and assigns, the benefits intended to be conferred upon such party under this Agreement.

(f) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by reason of any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions or agreements of the parties contemplated hereby are not affected in any manner materially adverse to any party.

(g) Notices. Any and all notices, requests, demands, consents and other communications required or permitted under this Agreement shall be in writing, signed by or on behalf of the party by which given, and shall be considered to have been duly given when (i) delivered by hand, (ii) sent by telecopier (with receipt confirmed), provided that a copy is mailed (on the same date) by first class mail, postage prepaid, or (iii) delivered to the addressee, if sent by Express Mail, Federal Express or other reputable express delivery service (receipt requested), or by first class certified or registered mail, return receipt requested, postage prepaid, in each case to the appropriate addresses and telecopier numbers set forth as follows:

If to GVI:

GVI Security Solutions, Inc.
2801 Trade Center Drive, Suite 120
Carrollton, Texas 75007
Fax: (972) 245-7333
Attn: Joseph Restivo
with a copy to:

Kronish Lieb Weiner & Hellman LLP
1114 Avenue of the Americas
New York, New York 10036
Fax: (212) 479-6275
Attn: Alison Newman, Esq.

If to any of the ESI Parties other than Happe:

5900 Canoga Avenue
Woodland Hills, California 91367
Telecopier No.: (818) 227-1634
Attention: Philip Asherian

with a copy to:

Freeman Freeman Smiley LLP
3415 Sepulveda Boulevard, Penthouse
Los Angeles, California 90034
Telecopier No.: (310) 255-6204
Attention: Gary M. Stern, Esq.

If to Happe:

David Happe
13400 Juliet Road
Cologne, MN 55322

or to such other addresses and telecopier numbers as a party may from time to time designate as to itself by notice similarly given to the other parties in accordance herewith. A notice of change of address shall not be deemed given until delivered to the addressee.

(h) Expenses. Except as provided herein, each party will be liable for its own costs and expenses incurred in connection with the negotiation, preparation, execution or performance of this Agreement and with the transactions contemplated hereby including, without limitation, all fees of legal counsel.

(i) Headings. The headings of sections in this Agreement are for reference only and shall not limit or control the meaning thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

GVI SECURITY SOLUTIONS, INC.

By:____________________________
Name:
Title:

E&S INTERNATIONAL ENTERPRISES, INC.

By:____________________________
Name:
Title:

SSC, INC.

By:____________________________
Name:
Title:
________________________________
David Happe

SCHEDULE 1

INVENTORY